Finance Income (Expense), Net - Schedule of Finance Income (Expense), Net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Schedule of Finance Income (Expense), Net [Abstract]
Interest income on short-term deposits and other	$ 172	$ 809	$ 1,770
Bank fees and interest expenses	(185)	(9)	(13)
Changes in provision for royalties			94
Exchange rate differences			(188)
Changes in fair value of derivatives			56
Total financing income, net	$ (12)	$ 800	$ 1,719